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                                                                   Exhibit 10.33

   Amendment No. 3 to Amended and Restated Motor Vehicle Installment Contract

                           Loan and Security Agreement

This AMENDMENT NO. 3 (this "Amendment") is made by and between THE FINANCE COMPANY, a Virginia corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

      A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated March 31, 2001, as amended by Amendment No. 1 dated June 27, 2001, as amended by Amendment No. 2 dated November 29, 2001 (as so amended, the "Agreement").

      B. Borrower and Lender desire to amend certain provisions of the Agreement pursuant to the terms set forth in this Amendment.

      In consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Borrower and Lender agree as follows:

      1. Defined Terms. Unless otherwise specified herein, all capitalized terms
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used in this Amendment shall have the same meaning given to such term(s) in the
Agreement.

      2. Amendments to Agreement. Effective as of March 31, 2002, the Agreement
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is hereby amended as follows:

      (a) The entire Section 2.2 "General Interest Rate" shall be deleted in its
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entirety and replaced with the following:

      "Except as modified by Sections 2.4 and 15.1, the Loan shall bear interest, calculated daily on the basis of a 365-day year, at a per annum rate equal to the LIBOR Rate as it may change upon the first day of each calendar month plus (i) 400 basis points (4.00%) when the outstanding Loan is less than forty million dollars ($40,000,000) prior to July 1, 2002, or
      (ii) 450 basis points (4.50%) when the outstanding Loan is greater than or equal to forty million dollars ($40,000,000) prior to July 1, 2002 or
      (iii) 450 basis points (4.50%) beginning on July 1, 2002."

      (b) The first sentence in Section 2.3. "Loan Term: Right to Terminate."
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shall be deleted in its entirety and replaced with the following:

            "Unless sooner terminated as hereinafter provided, this Agreement shall terminate, and the Loan becomes payable in full, on the earlier of
      (i) January 2, 2003 or (ii) the termination of, or cessation of advances under, the Seventy Five Million Dollar ($75,000,000) West LB warehouse facility."

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      (c) The first paragraph in Section 2.5. "Fees." shall be deleted in its
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entirety and replaced with the following:

            "(A) Borrower shall pay Lender a line fee quarterly as follows: One Hundred Twenty Five Thousand Dollars ($125,000) due and payable on March 31, 2002, Two Hundred Thousand Dollars ($200,000) due and payable on each June 30, 2002 and September 30, 2002. The payment of the line fee is nonrefundable."

      (d) The following sentence is added to the end of Section 13.4 "Financial
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Statements and Access to Records":
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            "Within thirty (30) days after the end of each calendar quarter,
      Borrower will provide to Lender an agreed on procedure statement from the Borrower's independent certified public accountants to the effect that the Borrower's calculation of the components in the Reserve Requirement is accurate."

      (e) The following section 14.9 "Restricted Repayment on Subordinated
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Indebtedness" shall be added to Article XIV:
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            "Section 14.9 Restricted Repayment on Subordinated Indebtedness
      Borrower and its Affiliates shall not in the aggregate repay any principal on its subordinated indebtedness; provided, however, Borrower may repay: the final Two Million Dollars ($2,000,000) installment due and payable to Cigna Lincoln National in June 2002, One Hundred Seventy Five Thousand Dollars ($175,000) due and payable to Invest TFC, LLC in two installment on March 31, 2002 and June 30, 2002 and Three Hundred Thousand Dollars ($300,000) due and payable on two other promissory notes on July 27, 2002.

      (f) The definition of "Available Line" under Section 16.0 is hereby
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deleted in its entirety and replaced with the following:

            "Available Line: Fifty Million Dollars ($50,000,000) through June 30, 2002 and Forty Million Dollars ($40,000,000) beginning on July 1, 2002."

      (g) The following sentence is added to the end the definition of "Delinquency Measurement" under Section 16.0:

            "For Accounting Periods when the Rolling Average Deferral, Contract Modification and Allowable Delinquency on either Pledged Portfolio or the Total Serviced Portfolio is greater than fifty basis points (0.50%), the Delinquency Measurement percent shall increase by the amount of Rolling Average Deferral, Contract Modification and Allowable Delinquency greater than fifty basis points (0.50%)."

      (h) The definition of "Delinquency Measurement Contracts" under Section
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16.0 shall be deleted in its entirety and replaced with the following."

            "Delinquency Measurement Contracts: all Contracts which do not constitute Charged Off Contracts."

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      (i) The definition of "Line Fee" under Section 16.0 shall be deleted in
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its entirety.

      (j) The definition of "Repossession Inventory" under Section 16.0 shall be
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deleted in its entirety and replaced with the following."

            "Repossession Inventory: The number of Financed Vehicles which have been repossessed by Borrower or any of its agents related to Delinquency Measurement Contracts expressed as a percentage of the number of Delinquency Measurement Contracts. For purposes of calculating the Covenants on Exhibit 13.6, Repossession Inventory shall be calculated separately on the Pledged Portfolio and the Total Serviced Portfolio"

      (k) The definition of "Reserve Requirement" under Section 16.0 is hereby
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deleted in its entirety and replaced with the following:

            "Reserve Requirement the sum of (i) dealer reserves, plus (ii) allowances for credit losses plus (iii) unearned discounts divided by Borrower's projected future gross charge-offs, using a static pool analysis, reduced by unearned finance charges and anticipated recoveries; with the result of such division expressed as a percentage.

      (l) The definition of "Rolling Average Deferral, Contract Modification and Allowable Delinquency" under Section 16.0 shall be deleted in its entirety and replaced with the following."

            "Rolling Average Deferral, Contact Modification and Allowable
      Delinquency: the weighted average of the number of deferrals and allowable delinquencies as defined in Borrower's collection policies divided by the number of Delinquency Measurement Contracts for any three (3) consecutive Accounting Periods calculated separately for the portfolio of Pledged Contracts and the Total Serviced Portfolio."

      (m) The definition of "Three Month Rolling Average Repossession Inventory"
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shall be inserted in alphabetical order under Section 16.0 as follows:

            "Three Month Rolling Average Repossession Inventory: the weighted average of Repossession Inventory for any three (3) consecutive Accounting Periods calculated separately for the Total Serviced Portfolio and the Pledged Portfolio."

      (n) The "Maximum Six Month Rolling Average Delinquency contained on
Exhibit 13.6 for the Pledged Portfolio shall be deleted and replaced with the
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following:

      "Maximum Six Month Rolling Average Delinquency                     11.00%"

      (o) The "Maximum Three Month Rolling Average Delinquency" contained on
Exhibit 13.6 for the Total Serviced Portfolio shall be deleted and replaced with
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the following:

      "Maximum Three Month Rolling Average Delinquency                   11.00%"

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      (p) The "Maximum Repossession Inventory" contained on Exhibit 13.6 for the
Pledged Portfolio shall be deleted and replaced with the following:
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      "Maximum Three Month Rolling Average Repossession Inventory 2.00%"

      (q) The "Maximum Repossession Inventory" contained on Exhibit 13.6 for the Total Serviced Portfolio shall be deleted and replaced with the following:

      "Maximum Three Month Rolling Average Repossession Inventory        1.00%"

3. Incorporation of Amendment. The parties acknowledge and agree that this
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Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. Nothing contained herein is intended, nor shall be construed to be a notation or an accord and satisfaction of the outstanding Note or any of Borrower's obligations to Lender.

      4. Borrower Remains Liable. Borrower hereby confirms that the Agreement
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and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a notation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

      5. Headings. The paragraph headings contained in this Amendment are for
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convenience of reference only and shall not be considered a part of this
Amendment in any respect.

      6. Governing Law. This Amendment shall be governed by and construed in
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accordance with the laws of the State of Illinois. Nothing herein shall preclude
Lender from bringing suit or taking other legal action in any jurisdiction.

      7. Execution in Counterparts. This Amendment may be executed in any number
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of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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      8. Faxed Documents. In order to expedite the acceptance and execution
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of this Amendment, each of the parties hereto agrees that a faxed copy of any original executed document shall have the same binding effect on the party so executing the faxed document as an original handwritten executed copy thereof.

      IN WITNESS WHEREOF, the undersigned have entered into this Amendment No. 3 as of March __, 2002


                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By: ___________________________________

                           Title: ________________________________


                           THE FINANCE COMPANY

                           By: ___________________________________

                           Title: ________________________________